                                                                    EXHIBIT 4.81

                                                                  Conformed Copy

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                             DUKE ENERGY CORPORATION

                                       TO

                              JPMORGAN CHASE BANK,
                                     Trustee

                                   ----------

                       EIGHTY-FIRST SUPPLEMENTAL INDENTURE

                          Dated as of February 25, 2003

                                   ----------

                    CREATING AN ISSUE OF FIRST AND REFUNDING
                     MORTGAGE BONDS, 3.75% SERIES A DUE 2008
                           AND 3.75% SERIES B DUE 2008

                                   ----------

                                 SUPPLEMENTAL TO
                          FIRST AND REFUNDING MORTGAGE
                          DATED AS OF DECEMBER 1, 1927

================================================================================

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         SUPPLEMENTAL INDENTURE, bearing date as of the 25th day of February,
2003, made and entered into by and between Duke Energy Corporation, formerly known as Duke Power Company, a corporation duly organized and existing under the laws of the State of North Carolina, hereinafter called the "Corporation," party of the first part, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank (successor to Morgan Guaranty Trust Company of New York, as Trustee)), a New York banking corporation, having its principal place of business in the Borough of Manhattan, City and State of New York, hereinafter called the "Trustee," as Trustee, party of the second part.

         WHEREAS Duke Power Company, a New Jersey corporation, hereinafter called the "New Jersey Company," duly executed and delivered its First and Refunding Mortgage, dated as of December 1, 1927, to Guaranty Trust Company of New York, as Trustee, to secure its First and Refunding Mortgage Gold Bonds, to be issued from time to time in series as provided in said Mortgage, and has from time to time duly executed and delivered supplemental indentures, including supplemental indentures dated as of September 1, 1947 and February 1, 1949, to Guaranty Trust Company of New York (the corporate name of which has been changed to Morgan Guaranty Trust Company of New York), as Trustee, and a supplemental indenture dated as of February 1, 1960 to Morgan Guaranty Trust Company of New York, as Trustee, supplementing and modifying said Mortgage (said Mortgage, as so supplemented and modified, being hereinafter referred to as the "original indenture"); and

         WHEREAS bonds of a series known as the "First and Refunding Mortgage Bonds, 2.65% Series Due 1977" (herein called "bonds of the 2.65% Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 2 7/8% Series Due 1979" (herein called "bonds of the 1979 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 3/8% Series Due 1998" (herein called "bonds of the 1998 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, Pollution Control Facilities Revenue Refunding Series Due 2014" (herein called "bonds of the 1990 Pollution Control Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, City of Greensboro Series Due 2027" (herein called "bonds of the 2027 City of Greensboro Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, Medium-Term Notes Series" (herein called "bonds of the Medium-Term Notes Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 5/8% Series B Due 2003" (herein called "bonds of the 2003 Series B"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 3/8% Series Due 2008" (herein called "bonds of the 2008 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 5 7/8% Series C Due 2003" (herein called "bonds of the 2003 Series C"), bonds of a series known as the "First and Refunding Mortgage Bonds, Pollution Control Facilities Revenue Refunding Series Due 2014" (herein called "bonds of the 1993 Pollution Control Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 1/4% Series B 2004" (herein called "bonds of the 2004 Series B"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7% Series Due 2033" (herein called "bonds of the 2033 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 7/8% Series B Due 2023" (herein called "bonds of the 2023 Series B"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6 3/4% Series Due 2025" (herein called "bonds of the 2025 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7 7/8% Series Due 2024" (herein called "bonds of the 2024 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7 1/2%

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                                                                               2

Series B Due 2025" (herein called "bonds of the 2025 Series B"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7 1/2% Series Due 1999" (herein called "bonds of the 1999 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7% Series Due 2000" (herein called "bonds of the 2000 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 7% Series B Due 2000" (herein called "bonds of the 2000 Series B"), bonds of a series known as the "First and Refunding Mortgage Bonds, 6.625% Series due 2003" (herein called "bonds of the 2003 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 9 5/8% Series due 2020" (herein called "bonds of the 2020 Series"), bonds of a series known as the "First and Refunding Mortgage Bonds, 8 3/4% Series due 2021" (herein called "bonds of the 2021 Series"), bonds of a series known as "First and Refunding Mortgage Bonds, 7% Series due 2005" (herein called "bonds of the 2005 Series") and such other bonds that have been issued have heretofore been issued and (except for bonds of the 2.65% Series, bonds of the 1979 Series, bonds of the 1998 Series, bonds of the 1999 Series, bonds of the 2000 Series, bonds of the 2000 Series B, bonds of the 2003 Series, bonds of the 2020 Series, bonds of the 2021 Series, bonds of the 2005 Series, bonds of the 2025 Series B and other such bonds which have been redeemed or retired in their entirety) are the only bonds now outstanding under the original indenture as heretofore supplemented; and

         WHEREAS the Corporation has duly executed and delivered a supplemental indenture, dated as of June 15, 1964, to Morgan Guaranty Trust Company of New York, as Trustee, for the purpose of evidencing the succession by merger of the Corporation to the New Jersey Company and the assumption by the Corporation of the covenants and conditions of the New Jersey Company in the original indenture and to enable the Corporation to have and exercise the powers and rights of the New Jersey Company under the original indenture in accordance with the terms thereof and whereby the Corporation assumed and agreed to pay duly and punctually the principal of and interest on the bonds issued under the original indenture in accordance with the provisions of said bonds and the coupons thereto appertaining and the original indenture, and agreed to perform and fulfill all the terms, covenants and conditions of the original indenture binding upon the New Jersey Company; and

         WHEREAS Morgan Guaranty Trust Company of New York resigned as Trustee under the original indenture as heretofore supplemented and Chemical Bank was appointed successor Trustee, said resignation and appointment having taken effect on August 30, 1994 pursuant to an Instrument of Resignation, Appointment and Acceptance dated as of August 30, 1994 among the Corporation, Morgan Guaranty Trust Company of New York, as Trustee, and Chemical Bank (now known as JPMorgan Chase Bank), as successor Trustee; and

         WHEREAS the Corporation desires to create under the original indenture, as heretofore supplemented and as to be supplemented by this supplemental indenture, a new series of bonds, to be known as its "First and Refunding Mortgage Bonds, 3.75% Series A due 2008" and "First and Refunding Mortgage Bonds, 3.75% Series B due 2008" and to determine the terms and provisions and the forms of the bonds of such series; and

         WHEREAS for the purposes hereinabove recited, and pursuant to due corporate action, the Corporation has duly determined to execute and deliver to the Trustee a supplemental indenture in the form hereof supplementing the original indenture (the original indenture, as

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                                                                               3

supplemented by the aforesaid supplemental indenture dated as of June 15, 1964, by supplemental indentures dated as of February 1, 1968, March 1, 1990, May 15, 1990, July 1, 1991, February 1, 1993, March 1, 1993, April 1, 1993, May 1, 1993,
July 1, 1993, August 1, 1993, August 20, 1993, May 1, 1994 and as hereby supplemented, being sometimes hereinafter referred to as the "Indenture"); and

         WHEREAS all conditions and requirements necessary to make this supplemental indenture a valid, legal and binding instrument in accordance with its terms have been done and performed, and the execution and delivery hereof have been in all respects duly authorized:

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in consideration of the premises and of the sum of one dollar duly paid by the Corporation to the Trustee at or before the execution and delivery of these presents, the receipts whereof is hereby acknowledged, the Corporation hereby covenants and agrees with the Trustee and its successors in the trust under the Indenture as follows:

                                    PART ONE.

                    BONDS OF THE 3.75% SERIES A DUE 2008 AND
                      BONDS OF THE 3.75% SERIES B DUE 2008.

         SECTION 1. The Corporation hereby creates a new series of bonds to be issued under and secured by the Indenture and known as its First and Refunding Mortgage Bonds, 3.75% Series A due 2008 (herein called "Series A Mortgage Bonds") and its First and Refunding Mortgage Bonds, 3.75% Series B due 2008 (herein called "Series B Mortgage Bonds", and together with the Series A Mortgage Bonds, the "bonds of the 3.75% Series"), and the Corporation hereby establishes, determines and fixes the terms and provisions of the bonds of the 3.75% Series as hereinafter in this Part One set forth.

         Each bond of the 3.75% Series shall be dated the date of its authentication (except that if any such bond shall be authenticated on any interest payment date, it shall be dated the following day) and interest shall be payable on the principal represented thereby commencing September 5, 2003, from the September 5 or March 5, as the case may be, next preceding the date thereof to which interest has been paid, unless such date of authentication is prior to September 5, 2003, in which case interest shall be payable from February 25, 2003; provided, however, that interest shall be payable on each bond of the 3.75% Series authenticated after the record date (as defined in the next succeeding paragraph of this Section 1) with respect to any interest payment date and prior to such interest payment date, only from such interest payment date. In addition, a special interest premium may accrue on the bonds of the 3.75% Series in the circumstances described in the Registration Rights Agreement.

         Interest on any bond of the 3.75% Series shall be paid to the person who, according to the bond register of the Corporation, is the registered holder of such bond of the 3.75% Series at the close of business on the applicable record date, and such interest payments shall be made by check mailed to such registered holder at his last address shown on such bond register or, at the

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option of the Corporation, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date of payment by the Person entitled thereto (provided, that if the bonds of the 3.75% Series are represented by Global Securities held by the Depositary, payment may be made pursuant to the procedures of the Depositary); provided, however, that, if the Corporation shall default in the payment of the interest due on any interest payment date on any bond of the 3.75% Series, such defaulted interest shall be paid to the registered holder of such bond (or any bond or bonds of the 3.75% Series issued upon transfer, exchange or substitution thereof) on the date of subsequent payment of such defaulted interest or, at the election of the Corporation, to the person in whose name such bond (or any bond or bonds of the 3.75% Series issued upon transfer, exchange or substitution thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Corporation to the holders of all bonds of the 3.75% Series not less than ten (10) days preceding such subsequent record date. The term "record date" as used in this Section 1 shall mean, with respect to any semi-annual interest payment date, the close of business on the 15th calendar day next preceding such interest payment date or, in the case of a payment of defaulted interest, the close of business on any subsequent record date established as provided above.

         SECTION 2. All bonds of the 3.75% Series shall mature as to principal on March 5, 2008, and shall bear interest at a rate of 3.75% per annum, payable semi-annually on the fifth day of March and September in each year.

         SECTION 3. The bonds of the 3.75% Series shall be fully registered bonds, without coupons, in denominations of one thousand dollars ($1,000) and any integral multiple of one thousand dollars ($1,000), all such bonds to be numbered, and shall be transferable and exchangeable as provided in the form of bond set forth in this supplemental indenture. The provisions of Section 1.19 and any other provision in the Indenture in respect of coupon bonds or reservation of coupon bond numbers shall be inapplicable to the bonds of the 3.75% Series.

         SECTION 4. The Bonds may be redeemed at the option of the Corporation, in whole or in part at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such Bonds (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such redemption date.

         The bonds of the 3.75% Series are also subject to redemption through the operation of the Replacement Fund provided in Part Two of this supplemental indenture or through the application of moneys paid to the Trustee pursuant to the provisions of Section 5.05 of the Indenture, at any time or from time to time prior to maturity, upon prior notice as hereinafter provided, at the redemption prices specified in the fourth paragraph of the reverse side of the form of bond set forth in this supplemental indenture, together with interest accrued thereon to the date fixed for redemption thereof.

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                                                                               5

         All such redemptions of bonds of the 3.75% Series shall be effected as provided in Article 3 of the Indenture except that, in case a part only of the bonds of the 3.75% Series is to be paid and redeemed, the particular bonds or part thereof shall be selected by the Trustee in such manner as the Trustee in its uncontrolled discretion shall determine to be fair and in any case where several bonds are registered in the same name, the Trustee may treat the aggregate principal amount so registered as if it were represented by one bond and except that when bonds are redeemed in part only the notice given to any particular holder need state only the principal amount of the bonds of that holder which are to be redeemed and except that notice to the holders of bonds to be redeemed shall be given by mailing to such holders a notice of such redemption, first class mail postage prepaid, not later than the thirtieth day, and not earlier than the sixtieth day, before the date fixed for redemption, at their last addresses as they shall appear upon the bond register of the Corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holder of any bond designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other bond. No publication of notice of such redemption shall be required.

         SECTION 5. The limit upon the aggregate principal amount of the Series A Mortgage Bonds which may be authenticated and delivered pursuant to this Eighty-First Supplemental Indenture shall be $500,000,000; the limit upon the aggregate principal amount of the Series B Mortgage Bonds which may be authenticated and delivered pursuant to this Eighty-First Supplemental Indenture shall be $500,000,000; and at all times, the limit of the aggregate principal amount of Series A Mortgage Bonds plus Series B Mortgage Bonds shall be $500,000,000.

         SECTION 6. The place or places of payment (as to principal and premium, if any, and interest), redemption, transfer, exchange and registration of the bonds of the 3.75% Series shall be the office or offices or the agency or agencies of the Corporation in the Borough of Manhattan, The City of New York, designated from time to time by the Board of Directors of the Corporation (provided, that if the bonds of the 3.75% Series are represented by Global Securities held by or on behalf of the Depositary, the procedures of the Depositary may be followed for any action under this Section 6 of Part One).

         SECTION 7. The form of the Series A Mortgage Bonds and the certificate of the Trustee to be endorsed on such bonds, respectively, shall be in substantially the form set forth in Exhibit A hereto. The form of the Series B Mortgage Bonds and the certificate of the Trustee to be endorsed on such bonds, respectively, shall be in substantially the form set forth in Exhibit B hereto.

                                    PART TWO.

                                REPLACEMENT FUND.

         SECTION 1. So long as any of the bonds of the 3.75% Series are outstanding, the Corporation will continue to maintain the Replacement Fund set forth in, and in accordance with

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                                                                               6

the applicable terms and conditions now contained in, Part Two of the supplemental indenture dated as of February 1, 1949, and the covenants on the part of the Corporation contained in such Part Two shall continue and remain in full force and effect, whether or not bonds of the 1979 Series are outstanding and to the same extent as though the words "or any bonds of the 3.75% Series" were inserted after the word "Series" appearing in the second line of Section 1 and the second line of Section 4 of said Part Two of said supplemental indenture dated as of February 1, 1949.

         SECTION 2. If at any time (a) bonds of the 3.75% Series are outstanding and (b) no bonds of the Medium-Term Notes Series, of the 2003 Series B, of the 2008 Series, of the 2003 Series C, of the 2004 Series B, of the 2033 Series, of the 2023 Series B, of the 2025 Series or of the 2024 Series are outstanding and
(c) cash which shall have been deposited with the Trustee pursuant to such Replacement Fund shall not within five years from the date of deposit thereof have been paid out, or used or set aside by the Trustee for the payment, purchase or redemption of bonds, pursuant to such Replacement Fund, such cash shall, if in excess of fifty thousand dollars ($50,000), be applied to the redemption of bonds of the 3.75% Series in an aggregate principal amount sufficient to exhaust as nearly as possible the full amount of such cash. Anything in Section 5 of Part Two of the aforesaid supplemental indenture dated as of February 1, 1949, in Section 3 of Part Two of the supplemental indentures dated as of February 1, 1993, May 1, 1993, July 1, 1993, August 1, 1993, August 20, 1993 and May 1, 1994, in Section 3 of Part Three of the supplemental indenture dated as of March 1, 1990 and in Section 5 of Part Four of the supplemental indenture dated as of March 1, 1993 to the contrary notwithstanding, no cash shall be paid over to the Corporation thereunder if at the time any bonds of the 3.75% Series are then outstanding, and such cash shall in such event be applied as in this Part Two set forth.

         SECTION 3. Whenever all of the bonds of the 3.75% Series, the Medium-Term Notes Series, the 2003 Series B, the 2008 Series, the 2003 Series C, the 2004 Series B, the 2033 Series, the 2023 Series B, the 2025 Series and the 2024 Series shall have been paid, purchased or redeemed, the Trustee shall, upon application of the Corporation, pay to or upon the order of the Corporation all cash theretofore deposited with the Trustee pursuant to the provisions of the Replacement Fund and not previously disposed of pursuant to the provisions of the Replacement Fund, and shall deliver to the Corporation any bonds which shall theretofore have been deposited with the Trustee pursuant to the provisions of the Replacement Fund or paid, purchased or redeemed pursuant to the provisions of the Replacement Fund.

                                   PART THREE.

                    ADDITIONAL COVENANTS OF THE CORPORATION.

         SECTION 1. Whether or not the covenants on the part of the Corporation contained in Part Three of the supplemental indenture dated as of February 1, 1949 are modified with the consent of the holders of bonds of the 1990 Pollution Control Series, the 2027 City of Greensboro Series, the Medium-Term Notes Series, the 2003 Series B, the 2008 Series, the 2003 Series C, the 1993 Pollution Control Series, the 2004 Series B, the 2033 Series, the 2023 Series B, the 2025 Series or the 2024 Series and whether or not the bonds of the 1990 Pollution Control Series, the 2027 City of Greensboro Series, the Medium-Term Notes Series, the 2003 Series B,

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                                                                               7

the 2008 Series, the 2003 Series C, the 1993 Pollution Control Series, the 2004 Series B, the 2033 Series, the 2023 Series B, the 2025 Series or the 2024 Series are outstanding, such covenants on the part of the Corporation contained in said Part Three shall continue and remain in full force and effect so long as any of the bonds of the 3.75% Series are outstanding and to the same extent as though the words "or so long as any bonds of the 3.75% Series are outstanding" were inserted after the words "so long as any of the bonds of the 1979 Series or any bonds of the 2.65% Series are outstanding" wherever such words appear in said Part Three of the supplemental indenture dated as of February 1, 1949.

         SECTION 2. Whether or not the second sentence of paragraph (a) of
Section 2.08 of the original indenture (making certain provisions for the definition of the term "net amount" applicable while bonds of the 2.65% Series were outstanding and which was originally set forth in Section 4 of Article One of the supplemental indenture dated as of September 1, 1947 and which is corrected and clarified by Section 2 of Part Four of the supplemental indenture dated as of February 1, 1968) is modified with the consent of the holders of bonds of the 1990 Pollution Control Series, the 2027 City of Greensboro Series, Medium-Term Notes Series, the 2003 Series B, the 2008 Series, the 2003 Series C, the 1993 Pollution Control Series, the 2004 Series B, the 2033 Series, the 2023 Series B, the 2025 Series or the 2024 Series and whether or not bonds of the 1990 Pollution Control Series, the 2027 City of Greensboro Series, the Medium-Term Notes Series, the 2003 Series B, the 2008 Series, the 2003 Series C, the 1993 Pollution Control Series, the 2004 Series B, the 2033 Series, the 2023 Series B, the 2025 Series or the 2024 Series are outstanding, said sentence shall continue and remain in full force and effect so long as any bonds of the 3.75% Series are outstanding, and with the same force and effect as though said sentence had stated that such provisions were to be applicable so long as any of the bonds of the 3.75% Series are outstanding.

                                   PART FOUR.

                    GLOBAL SECURITIES; TRANSFER AND EXCHANGE.

         SECTION 1. Global Securities. The bonds of the 3.75% Series shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, bonds of the 3.75% Series represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, bonds of the 3.75% Series in definitive form. The Global Securities described in this Part Four may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

         None of the Corporation, the Trustee nor any agent of the Corporation or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         A Global Security shall be exchangeable for bonds of the 3.75% Series registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the

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                                                                               8

Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation or
(ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for bonds of the 3.75% Series registered in such names as the Depositary shall direct.

         The bonds of the 3.75% Series will be resold by the initial purchasers only to QIBs in reliance on Rule 144A. Such bonds of the 3.75% Series may thereafter be transferred only to QIBs in accordance with the procedure described herein.

         Rule 144A Bonds shall be issued in the form of a permanent Global Security, without interest coupons, substantially in the form of Exhibit A, which is hereby incorporated by reference and made a part of this Eighty-First Supplemental Indenture, including the legends set forth in Section 2 of this Part Four below, deposited with the Trustee, as custodian for the Depositary. The Rule 144A Global Bond may be represented by more than one certificate if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate.

         SECTION 2. Restrictive Legends. (a) Unless and until (i) a bond of the 3.75% Series is sold under an effective registration statement or (ii) a Series A Mortgage Bond is exchanged for a Series B Mortgage Bond in connection with an effective registration statement, each Rule 144A Global Bond (and all Series A Mortgage Bonds issued in exchange therefor or in substitution thereof) shall bear the following legend, in each case pursuant to the Registration Rights Agreement (the "Restricted Securities Legend"), subject to removal on or after the Resale Restriction Termination Date referred to in Section 3 of this Part Four (each defined term in the legend being defined as such for purposes of the legend only):

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR INTEREST OR PARTICIPATION THEREIN, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS (OR SUCH PERIOD AS MAY BE REQUIRED BY ANY

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                                                                               9

         SUBSEQUENT CHANGE IN APPLICABLE LAW) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH DUKE ENERGY CORPORATION (THE "CORPORATION") OR ANY AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE CORPORATION'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

         (b) Each of the Global Securities shall bear the following legend (the "Depository Legend") on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

         SECTION 3. Transfer and Exchange. (a) With respect to any proposed transfer of a Rule 144A Bond prior to the date which is two years after the later of the date of its original issue (or such period as may be required by any subsequent change in applicable law) and the last date on which the Corporation or any affiliate of the Corporation was the owner of such Rule 144A Bonds (or any predecessor thereto) (the "Resale Restriction Termination Date"), a transfer of a Rule 144A Bond to a QIB shall be made upon the representation of the transferee in the form of certificate as set forth on the reverse of the bonds of the 3.75% Series that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

         (b) Restricted Securities Legend. Upon the transfer, exchange or replacement of bonds of the 3.75% Series not bearing a Restricted Securities Legend, the Trustee shall deliver bonds of the 3.75% Series that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of bonds of the 3.75% Series bearing a Restricted Securities Legend, the Trustee shall deliver only bonds of the 3.75% Series that bear a Restricted Securities Legend unless there is delivered to the Trustee an opinion of counsel, certification and/or other information satisfactory to the Corporation and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (c) Notwithstanding anything herein to the contrary, the Trustee shall not have any responsibility to receive any letters, opinions or certifications, nor any responsibility to monitor compliance with any transfer restrictions, in connection with any transfer or exchange of any beneficial interest in a Global Security for a beneficial interest in the same Global Security.

         (d) If and when the Series A Mortgage Bonds may be exchanged for Series B Mortgage Bonds as provided in the Registration Rights Agreement, the Holder has the option of exchanging its Series A Mortgage Bonds for Series B Mortgage Bonds of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Series A Mortgage Bonds to be exchanged. The Series B Mortgage Bonds will have terms substantially identical in all material respects to the Series A Mortgage Bonds (except that the Securities Act transfer restrictions and the provision for an interest premium applicable to the Series A Mortgage Bonds will not be applicable to the Series B Mortgage Bonds), and will be treated, together with any outstanding Series A Mortgage Bonds, as a single series of securities under the Indenture. Whenever Series A Mortgage Bonds are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Series B Mortgage Bonds which the Holder making the exchange is entitled to receive.

         All Series B Mortgage Bonds issued upon any registration of transfer or exchange of Series A Mortgage Bonds shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Eighty-First Supplemental Indenture, as the Series A Mortgage Bonds surrendered upon such registration of transfer or exchange.

         Every Series A Mortgage Bond presented or surrendered for registration of transfer or for exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of bonds of the 3.75% Series, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of bonds of the 3.75% Series.

         No Series B Mortgage Bond may be issued hereunder, except in exchange for a Series A Mortgage Bond in accordance with the Registration Rights Agreement.

         SECTION 4. Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

         "Business day" means any day other than a day on which banks in New York City are required or authorized to be closed.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of the 3.75% Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds of the 3.75% Series.

         "Comparable Treasury Price" means with respect to any redemption date for bonds of the 3.75% Series, the average of three Reference Treasury Dealer Quotations for such redemption date.

         "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the bonds of the 3.75% Series, which Depositary shall initially be The Depository Trust Company.

         "Depository Legend" means a legend set forth in Section 2(b) of this Part Four.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Global Security" means a bond of the 3.75% Series in global form.

         "Holder" means a Person in whose name a bond of the 3.75% Series is registered in the registration books maintained by the Trustee.

         "Person" means any individual, corporation, partnership, limited liability company or corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Quotation Agent" means a Reference Treasury Dealer appointed by the Corporation.

         "Reference Treasury Dealers" means Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and UBS Warburg LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 25, 2003, among the Corporation and Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., UBS Warburg LLC, ABN AMRO Incorporated, Barclays Capital Inc., CIBC World Markets Corp., Scotia Capital
(USA) Inc. and TD Securities (USA) Inc.

         "Restricted Securities Legend" means a legend set forth in Section 2(a) of this Part Four.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Bonds" means all bonds of the 3.75% Series offered and sold to QIBs in reliance on Rule 144A.

         "Rule 144A Global Bonds" means all bonds of the 3.75% Series in global form offered and sold to QIBs in reliance on Rule 144A.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Treasury Rate" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date of the bonds of the 3.75% Series to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

                                   PART FIVE.

                                 MISCELLANEOUS.

         SECTION 1. (a) For the purposes of Section 2.10 of the Indenture and for the purposes of any modification of the provisions of the Replacement Fund referred to in Part Two of this supplemental indenture, the covenants and provisions on the part of the Corporation which are set forth or incorporated in Part Two of this supplemental indenture shall be for the benefit only of the holders of the bonds of the 3.75% Series. Such covenants and provisions shall remain in force and be applicable only so long as any bonds of the 3.75% Series shall be outstanding, and, subject to the provisions of paragraph (2) of subdivision (c) of Section 10.01 of the Indenture, any such covenants and provisions may be modified with the consent, in writing or by vote at a bondholders' meeting, of the holders of sixty-six and two-thirds per cent (66 2/3%) of the principal amount of the bonds of the 3.75% Series at the time outstanding and without the consent of the holders of any other bonds then outstanding under the Indenture; provided that no such consent shall be effective to waive any past default under such covenants and provisions, and its consequences, unless the consent of the holders of at least a majority in principal amount of all bonds then outstanding under the Indenture is obtained. Such covenants shall be deemed to be additional covenants and none of them shall affect or derogate from, or relieve the Corporation from, its obligation to comply with any of the other covenants, conditions, requirements or provisions of the Indenture or any other supplemental indenture.

         (b) For the purposes of Section 2.10 of the Indenture and for the purposes of any modification of the provisions of Part Three of this supplemental indenture, the covenants and provisions on the part of the Corporation which are set forth or incorporated in said Part Three shall be for the benefit only of the holders of the bonds of the 3.75% Series. Such covenants and provisions shall remain in force and be applicable only so long as any bonds of the 3.75% Series shall be outstanding, and, subject to the provisions of paragraph (2) of subdivision (c) of Section 10.01 of the Indenture, any such covenants and provisions may be modified with the consent, in writing or by vote at a bondholders' meeting, of the holders of sixty-six and two-thirds per cent (66 2/3%) of the principal amount of the bonds of the 3.75% Series at the time outstanding and without the consent of the holders of any other bonds then outstanding under the Indenture; provided that no such consent shall be effective to waive any past default under such covenants and provisions, and its consequences, unless the consent of the holders of at least a majority in principal amount of all bonds then outstanding under the Indenture is obtained. Such covenants shall be deemed to be additional covenants and none of them shall affect or derogate from, or relieve the Corporation from, its obligation to comply with any of the other covenants, conditions, requirements or provisions of the Indenture or any other supplemental indenture.

         SECTION 2. All terms contained in this supplemental indenture shall, except as specifically provided herein or except as the context may otherwise require, have the meanings given to such terms in the Indenture.

         SECTION 3. In case any one or more of the provisions contained in this supplemental indenture should be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision contained in this supplemental indenture, and, to the extent, but only to the extent, that such provision is invalid, illegal or unenforceable, this supplemental indenture shall be construed as if such provision had never been contained herein.

         SECTION 4. The Trustee hereby accepts the trusts herein declared and provided upon the terms and conditions in the Indenture set forth.

         SECTION 5. This supplemental indenture may be executed in several counterparts, each of which shall be an original, and all collectively but one instrument.

         SECTION 6. In addition to the amendment provisions of the Indenture, the terms and conditions of this supplemental indenture and the bonds of the 3.75% Series may be modified, amended or supplemented by the Corporation and the Trustee, without the consent of the holders of the bonds of the 3.75% Series, and if not inconsistent with the Indenture, to cure ambiguities in this supplemental indenture or the bonds of the 3.75% Series, or correct defects or inconsistencies in the provisions of this supplemental indenture or the bonds of the 3.75% Series or to provide for such appropriate additional provisions in this supplemental indenture or the bonds of the 3.75% Series as are necessary for certificated bonds to be issued in lieu of Global Securities, to reflect additional provisions related to the issuance of Global Securities (including changes in the procedures of the Depositary) or to reflect restrictions on transfer in addition to the restrictions on transfer contained herein or in the bonds of the 3.75% Series in conformity with applicable law, including any changes in applicable law.

         IN WITNESS WHEREOF, Duke Energy Corporation, the party of the first part hereto, has caused this supplemental indenture to be signed in its name by one of its Vice Presidents and its corporate seal to be hereunto affixed, and the same to be attested by one of its Assistant Secretaries, and JPMorgan Chase Bank, the party of the second part hereto, in token of its acceptance of the trust hereby created, has caused this supplemental indenture to be signed in its name by one of its Vice Presidents and its corporate seal to be hereunto affixed, all as of the day and year first above written.

                                      DUKE ENERGY CORPORATION

                                      By:    /s/ Myron L. Caldwell
                                             ---------------------
                                      Name:  Myron L. Caldwell
                                      Title: Vice President, Corporate Finance

ATTEST:

/s/ Robert T. Lucas III
-----------------------
Name:  Robert T. Lucas III
Title: Assistant Secretary

Signed, sealed, executed, acknowledged
and delivered by Duke Energy
Corporation, in the presence of:

/s/ Delcia S. Dunlop
--------------------

/s/ Sue C. Harrington
---------------------

                                             JPMORGAN CHASE BANK,
                                              as Trustee

                                             By: /s/ Carol Ng
                                                 ------------
                                             Name:  Carol Ng
                                             Title: Vice President

ATTEST:

/s/ Nicholas Sberlati
---------------------
Name:  Nicholas Sberlati
Title: Trust Officer

Signed, sealed, executed, acknowledged
and delivered by JPMorgan Chase Bank,
in the presence of:

/s/ David G. Safer
------------------
David G. Safer

/s/ Donna Fitzsimmons
---------------------
Donna Fitzsimmons

State of New York      )
                       ) ss.:
County of New York     )

Personally appeared before me, David G. Safer, and made oath that he saw Carol Ng, a Vice President, and Nicholas Sberlati, a Trust Officer, respectively, of JPMorgan Chase Bank, sign, attest and affix hereto the corporate seal of said JPMorgan Chase Bank, and, as the act and deed of said corporation, deliver the within written and foregoing deed, and that he, with Donna Fitzsimmons, witnessed the execution thereof.

                                             /s/ David G. Safer
                                             ------------------
                                             David G. Safer

Sworn and subscribed before me
this 25th day of February, 2003.

/s/ Emily Fayan
---------------
Emily Fayan
Notary Public, State of New York
No. 01FA4737006
Qualified in Kings County
Certificate Filed in New York County
Commission Expires December 31, 2005

State of New York      )
                       ) ss.:
County of New York     )

     I, Emily Fayan, a Notary Public in and for the State and County aforesaid, certify that Nicholas Sberlati personally came before me this day and acknowledged that he is a Trust Officer of JPMorgan Chase Bank, a New York corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by one of its Vice Presidents, sealed with its corporate seal, and attested by himself as one of its Trust Officers.

Witness may hand and official seal, this 25th day of February, 2003.

                                            /s/ Emily Fayan
                                            ---------------
                                            Emily Fayan
                                            Notary Public, State of New York
                                            No. 01FA4737006
                                            Qualified in Kings County
                                            Certificate Filed in New York County
                                            Commission Expires December 31, 2005

State of North Carolina           )
                                  ) ss.:
County of Mecklenburg             )

     Personally appeared before me Delcia S. Dunlap and made oath that she saw Myron L. Caldwell, a Vice President, and Robert T. Lucas III, an Assistant Secretary, respectively, of Duke Energy Corporation, sign, attest and affix hereto the corporate seal of said Duke Energy Corporation, and, as the act and deed of said corporation, deliver the within written and foregoing deed, and that she, with Sue C. Harrington, witnessed the execution thereof.

                                             /s/ Delcia S. Dunlap
                                             --------------------
                                             Delcia S. Dunlap

Sworn and subscribed before me
this 25th day of February, 2003.

/s/ Phoebe P. Elliott
---------------------
Phoebe P. Elliott
Notary Public
Mecklenburg County, N.C.
My Commission expires June 26, 2006

State of North Carolina           )
                                  ) ss.:
County of Mecklenburg             )

     I, Phoebe P. Elliott, a Notary Public in and for the State and County aforesaid, certify that Robert T. Lucas III personally came before me this day and acknowledged that he is an Assistant Secretary of Duke Energy Corporation, a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by one of its Vice Presidents, sealed with its corporate seal, and attested by himself as one of its Assistant Secretaries.

     My commission expires June 26, 2006

     Witness my hand and official seal, this 25th day of February, 2003.

                                             /s/ Phoebe P. Elliott
                                             ---------------------
                                             Phoebe P. Elliott
                                             Notary Public
                                             Mecklenburg County, N.C.

                                    EXHIBIT A

                         FORM OF DUKE ENERGY CORPORATION
           FIRST AND REFUNDING MORTGAGE BOND, 3.75% SERIES A DUE 2008

                               [FACE SIDE OF BOND]

                  [RESTRICTED SECURITIES LEGEND, IF APPLICABLE]

                       [DEPOSITORY LEGEND, IF APPLICABLE]

                             DUKE ENERGY CORPORATION

                       FIRST AND REFUNDING MORTGAGE BOND,
                             3.75% Series A due 2008

No.                                                                       $
CUSIP No. 264399 EG 7

         Duke Energy Corporation, a North Carolina corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay to or registered assigns, the principal sum of Dollars on March 5, 2008, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, and to pay interest thereon at said office or agency from the interest payment date next preceding the date hereof to which interest on outstanding bonds of this series has been paid (unless the date hereof is prior to September 5, 2003, in which case from February 25, 2003, and unless the date hereof is subsequent to a record date (as defined below) and prior to the next succeeding September 5 or March 5, in which case from the next succeeding September 5 or March 5, as the case may be), at the rate of 3.75% per cent per annum, in like coin or currency, semi-annually on March 5 and September 5 in each year, commencing September 5, 2003, until the principal hereof shall become due and payable. Such interest payments shall be made by check mailed to the person in whose name this bond is registered at the close of business on the 15th calendar day preceding each semi-annual interest payment date (a "record date") (subject to certain exceptions provided in the Indenture hereinafter mentioned), at his last address as it shall appear upon the bond register of the Corporation. A special interest premium may accrue on the bonds of the 3.75% Series in the circumstances described in the Registration Rights Agreement.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth in this place.

         This bond shall not become or be valid or obligatory for any purpose until the Trustee shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be signed in its name by its President or one of its Vice Presidents, manually or by facsimile signature, and its corporate seal to be hereto affixed, or a facsimile thereof to be hereon engraved, lithographed or printed, and to be attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                             DUKE ENERGY CORPORATION

                                             By: _______________________________
                                             Name:
                                             Title:

ATTEST:

______________________________
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

         This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                             JPMorgan Chase Bank,
                                                as Trustee

                                             By: _______________________________
                                                 Authorized Officer

                             [REVERSE SIDE OF BOND]

         This bond is one of the bonds of a series, designated specially as First and Refunding Mortgage Bonds, 3.75% Series A due 2008, of an authorized issue of bonds of the Corporation, without limit as to aggregate principal amount, designated generally as First and Refunding Mortgage Bonds, all issued and to be issued under and equally and ratably secured by an indenture dated as of December 1, 1927, duly executed by Duke Power Company, a New Jersey corporation (hereinafter called the "New Jersey Company"), to Guaranty Trust Company of New York (now Morgan Guaranty Trust Company of New York), as Trustee (JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank, successor Trustee), as supplemented and modified by indentures supplemental thereto, including supplemental indentures dated as of September 1, 1947, February 1, 1949, February 1, 1960, June 15, 1964 (under which the Corporation succeeded to and was substituted for the New Jersey Company), February 1, 1968, March 1, 1990, May 15, 1990, July 1, 1991, February 1, 1993,
March 1, 1993, April 1, 1993, May 1, 1993, July 1, 1993, August 1, 1993, August
20, 1993, May 1, 1994 and February 25, 2003, the latter providing for said series (said indenture as so supplemented and modified being hereinafter referred to as the "Indenture"), to which Indenture reference is made for a description of the property mortgaged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof, the terms and conditions upon which the bonds are secured and the restrictions subject to which additional bonds secured thereby may be issued. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Corporation and of the holders of the bonds, may be made with the consent of the Corporation by the affirmative vote, or with the written consent, of the holders of not less than 66 2/3% in principal amount of the bonds then outstanding, and by the affirmative vote, or with the written consent, of the holders of not less than 66 2/3% in principal amount of the bonds of any series then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, evidenced, in each case, as provided in the Indenture; provided that any supplemental indenture may be modified in accordance with the provisions contained therein for its modification; and provided, further, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium on, this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or reduce the percentage required for the taking of any such action. Any such affirmative vote of, or written consent given by, any holder of this bond is binding upon all subsequent holders hereof as provided in the Indenture.

         In case an event of default as defined in the Indenture shall occur, the principal of all the bonds outstanding thereunder may become or be declared due and payable, at the time, in the manner and with the effect provided in the Indenture.

         The bonds of this series may be redeemed at the option of the Corporation, in whole or in part at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds of this series to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such bonds (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis

(assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such redemption date.

         "Business day" means any day other than a day on which banks in New York City are required or authorized to be closed.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

         "Comparable Treasury Price" means with respect to any redemption date for bonds of this series, the average of three Reference Treasury Dealer Quotations for such redemption date.

         "Quotation Agent" means a Reference Treasury Dealer appointed by the Corporation.

         "Reference Treasury Dealers" means Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and UBS Warburg LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 25, 2003, among the Corporation and Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., UBS Warburg LLC, ABN AMRO Incorporated, Barclays Capital Inc., CIBC World Markets Corp., Scotia Capital
(USA) Inc. and TD Securities (USA) Inc.

         "Treasury Rate" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date of the Bonds to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

         The bonds of this series are also subject to redemption for the Replacement Fund for bonds of this series provided for in the supplemental indenture dated as of February 25, 2003, providing for this series, or upon application of certain moneys included in the trust estate, at any time or from time to time prior to maturity, at 100% of their principal amount, in each case together with accrued interest to the date fixed for redemption.

         Redemption is in every case to be effected at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, upon at least thirty days' prior notice, given by mail as more fully provided in the Indenture.

         If this bond or any portion hereof ($1,000 or a multiple thereof) is called for redemption and payment is duly provided, this bond or such portion thereof shall cease to bear interest from and after the date fixed for such redemption.

         This bond is transferable, as provided in the Indenture, by the registered owner hereof in person or by duly authorized attorney, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond of the same series and of like aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Indenture; or the registered owner of this bond, at his option, may surrender the same for cancellation at said office or agency of the Corporation and receive in exchange herefor the same aggregate principal amount of bonds of the same series of authorized denominations; all subject to the terms of the Indenture but without payment of any charges other than a sum sufficient to reimburse the Corporation for any stamp taxes or other governmental charges incident thereto.

         This bond is a corporate obligation only and no recourse whatsoever, either directly or through the Corporation or any trustee, receiver, assignee or any other person, shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for the enforcement of any claim based hereon, or otherwise in respect hereof or of the Indenture, against any promoter, subscriber to the capital stock, incorporator, or any past, present or future stockholder, officer or director of the Corporation as such, or of any successor or predecessor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment, penalty, subscription or otherwise, any and all such liability of promoters, subscribers, incorporators, stockholders, officers and directors being waived and released by each successive holder hereof by the acceptance of this bond, and as a part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

                               [END OF BOND FORM]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT- ______ Custodian _______
                                                        (Cust)           (Minor)

TEN ENT--as tenants by the entireties

JT TEN--as joint tenants with rights of                   under Uniform Gifts to
survivorship and not as tenants in common            Minors Act ________________
                                                                     (State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Bond on the books of the Corporation, with full power of substitution in the premises.

Dated: ____________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                    Signature Guarantee: ____________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                 REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $_______ principal amount of First and Refunding Mortgage Bonds, 3.75% Series A due 2008 held in (check applicable space) _____ book-entry or ___ definitive form by the undersigned.

The undersigned has requested the Trustee by written order to exchange or register the transfer of a Bond or Bonds.

In connection with any transfer of any of the Bonds evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Bonds are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         1. [ ] to the Corporation; or

         2. [ ] to the Trustee for the registration in the name of the Holder, without transfer; or

         3. [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933.

                                                     ___________________________
                                                     Your Signature

Signature Guarantee:

Date: ___________________________                    ___________________________
Signature must be guaranteed by a                    Signature of Signature
participant in a recognized signature guaranty       Guarantee
medallion program or other signature
guarantor acceptable to the Trustee

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided Rule 144A.

Dated: ___________________________              ________________________________
                                                   NOTICE: To be executed by an
                                                           executive officer

                                    EXHIBIT B

                         FORM OF DUKE ENERGY CORPORATION
           FIRST AND REFUNDING MORTGAGE BOND, 3.75% SERIES B DUE 2008

                               [FACE SIDE OF BOND]

                       [DEPOSITORY LEGEND, IF APPLICABLE]

                             DUKE ENERGY CORPORATION

                       FIRST AND REFUNDING MORTGAGE BOND,
                             3.75% Series B due 2008

No.                                                                       $

         Duke Energy Corporation, a North Carolina corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay to or registered assigns, the principal sum of Dollars on March 5, 2008, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, and to pay interest thereon at said office or agency from the interest payment date next preceding the date hereof to which interest on outstanding bonds of this series has been paid (unless the date hereof is prior to September 5, 2003, in which case from February 25, 2003, and unless the date hereof is subsequent to a record date (as defined below) and prior to the next succeeding September 5 or March 5, in which case from the next succeeding September 5 or March 5, as the case may be), at the rate of 3.75% per cent per annum, in like coin or currency, semi-annually on March 5 and September 5 in each year, commencing September 5, 2003, until the principal hereof shall become due and payable. Such interest payments shall be made by check mailed to the person in whose name this bond is registered at the close of business on the 15th calendar day preceding each semi-annual interest payment date (a "record date") (subject to certain exceptions provided in the Indenture hereinafter mentioned), at his last address as it shall appear upon the bond register of the Corporation.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth in this place.

         This bond shall not become or be valid or obligatory for any purpose until the Trustee shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be signed in its name by its President or one of its Vice Presidents, manually or by facsimile signature, and its corporate seal to be hereto affixed, or a facsimile thereof to be hereon engraved, lithographed or printed, and to be attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                             DUKE ENERGY CORPORATION

                                             By: _______________________________
                                             Name:
                                             Title:

ATTEST:

___________________________
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

         This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                                 JPMorgan Chase Bank,
                                                    as Trustee

                                                 By: ___________________________
                                                     Authorized Officer

                             [REVERSE SIDE OF BOND]

         This bond is one of the bonds of a series, designated specially as First and Refunding Mortgage Bonds, 3.75% Series B due 2008, of an authorized issue of bonds of the Corporation, without limit as to aggregate principal amount, designated generally as First and Refunding Mortgage Bonds, all issued and to be issued under and equally and ratably secured by an indenture dated as of December 1, 1927, duly executed by Duke Power Company, a New Jersey corporation (hereinafter called the "New Jersey Company"), to Guaranty Trust Company of New York (now Morgan Guaranty Trust Company of New York), as Trustee (JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank, successor Trustee), as supplemented and modified by indentures supplemental thereto, including supplemental indentures dated as of September 1, 1947, February 1, 1949, February 1, 1960, June 15, 1964 (under which the Corporation succeeded to and was substituted for the New Jersey Company), February 1, 1968, March 1, 1990, May 15, 1990, July 1, 1991, February 1, 1993,
March 1, 1993, April 1, 1993, May 1, 1993, July 1, 1993, August 1, 1993, August
20, 1993, May 1, 1994 and February 25, 2003, the latter providing for said series (said indenture as so supplemented and modified being hereinafter referred to as the "Indenture"), to which Indenture reference is made for a description of the property mortgaged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof, the terms and conditions upon which the bonds are secured and the restrictions subject to which additional bonds secured thereby may be issued. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Corporation and of the holders of the bonds, may be made with the consent of the Corporation by the affirmative vote, or with the written consent, of the holders of not less than 66 2/3% in principal amount of the bonds then outstanding, and by the affirmative vote, or with the written consent, of the holders of not less than 66 2/3% in principal amount of the bonds of any series then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, evidenced, in each case, as provided in the Indenture; provided that any supplemental indenture may be modified in accordance with the provisions contained therein for its modification; and provided, further, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium on, this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or reduce the percentage required for the taking of any such action. Any such affirmative vote of, or written consent given by, any holder of this bond is binding upon all subsequent holders hereof as provided in the Indenture.

         In case an event of default as defined in the Indenture shall occur, the principal of all the bonds outstanding thereunder may become or be declared due and payable, at the time, in the manner and with the effect provided in the Indenture.

         The bonds of this series may be redeemed at the option of the Corporation, in whole or in part at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds of this series to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such bonds (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis

(assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such redemption date.

         "Business day" means any day other than a day on which banks in New York City are required or authorized to be closed.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

         "Comparable Treasury Price" means with respect to any redemption date for bonds of this series, the average of three Reference Treasury Dealer Quotations for such redemption date.

         "Quotation Agent" means a Reference Treasury Dealer appointed by the Corporation.

         "Reference Treasury Dealers" means Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and UBS Warburg LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         "Treasury Rate" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date of the Bonds to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

         The bonds of this series are also subject to redemption for the Replacement Fund for bonds of this series provided for in the supplemental indenture dated as of February 25, 2003, providing for this series, or upon application of certain moneys included in the trust estate, at any time or from time to time prior to maturity, at 100% of their principal amount, in each case together with accrued interest to the date fixed for redemption.

         Redemption is in every case to be effected at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, upon at least thirty days' prior notice, given by mail as more fully provided in the Indenture.

         If this bond or any portion hereof ($1,000 or a multiple thereof) is called for redemption and payment is duly provided, this bond or such portion thereof shall cease to bear interest from and after the date fixed for such redemption.

         This bond is transferable, as provided in the Indenture, by the registered owner hereof in person or by duly authorized attorney, at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new bond of the same series and of like aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Indenture; or the registered owner of this bond, at his option, may surrender the same for cancellation at said office or agency of the Corporation and receive in exchange herefor the same aggregate principal amount of bonds of the same series of authorized denominations; all subject to the terms of the Indenture but without payment of any charges other than a sum sufficient to reimburse the Corporation for any stamp taxes or other governmental charges incident thereto.

         This bond is a corporate obligation only and no recourse whatsoever, either directly or through the Corporation or any trustee, receiver, assignee or any other person, shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for the enforcement of any claim based hereon, or otherwise in respect hereof or of the Indenture, against any promoter, subscriber to the capital stock, incorporator, or any past, present or future stockholder, officer or director of the Corporation as such, or of any successor or predecessor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment, penalty, subscription or otherwise, any and all such liability of promoters, subscribers, incorporators, stockholders, officers and directors being waived and released by each successive holder hereof by the acceptance of this bond, and as a part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

                               [END OF BOND FORM]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT- ______ Custodian _______
                                                        (Cust)           (Minor)

TEN ENT--as tenants by the entireties

JT TEN--as joint tenants with rights of                   under Uniform Gifts to
survivorship and not as tenants in common            Minors Act ________________
                                                                     (State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Bond on the books of the Corporation, with full power of substitution in the premises.

Dated: ____________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                    Signature Guarantee: ____________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.